To our members,
The stock market has sharply declined in 2022 due to high inflation, interest rate increases, rising recession risks and geopolitical unrest. After adding trillions of dollars of liquidity into the financial markets the past two years, global central banks have moved toward monetary tightening, resulting in increased interest rates.
U.S. inflation also reached a four-decade high of 9.1% in June.
Are we close to a market low? The Oracle of Omaha, Warren Buffett, states, 'The most important quality for an investor is temperament, not intellect.' A disciplined investor understands that market fluctuations are normal and that patience pays off. Most of us by nature are irrational beings, and we can be tempted to sell when we think the market is working against us. Conversely, those more disciplined during market decreases may increase their chances of experiencing better long-term returns.
There are some things you can control and others you cannot. One thing you can control is working with your Financial Representative to create a portfolio that matches your time horizon, risk tolerance, risk capacity, and your own personal financial goals.
If you are sensitive to stock market declines like we've witnessed, consider reallocating your portfolio to make sure it also includes enough holdings to help produce regular income. A balanced strategy with both growth and income will typically have less volatility and lower downside potential.
With a long-term focus, your WoodmenLife Variable Annuity should remain a solid part of your investment plan for retirement and will also help protect your family with its death benefit guarantee. Account values change daily, but portfolios built with prudent asset allocation and diversification have a much better chance to withstand the ups and downs of the market.
We are always available to answer any questions you may have and provide assistance. You can reach our Customer Service Center at 1-877-664-3332, Monday through Friday, 8 a.m. to 4:30 p.m., CT.
Sincerely,
Tim Buderus
President & CEO
Woodmen Financial Services, Inc.